                                EXHIBIT 10.19



                      SUBORDINATION AND STANDBY AGREEMENT


         This Subordination and Standby Agreement ("Agreement") is executed by and among NATIONSBANK OF TEXAS, N.A. ("NationsBank"), GOLD LINE REFINING, LTD., a Texas limited partnership ("Debtor") and CITIZENS BANK AND TRUST COMPANY, a Missouri bank ("Citizens Bank"), effective as of the effective date specified hereinbelow, as follows:


                                  Definitions

       "Citizens Bank" means Citizens Bank and Trust Company, a Missouri bank with its principal place of business located in Chillicothe, Missouri.

       "Citizens Bank Letter of Credit" means the certain Letter of Credit dated on or about even date herewith issued by Citizens Bank for the account of Debtor and for the benefit of NationsBank in the face amount of $1,700,000.00, and any and all renewals, extensions, amendments, modifications, supplements or replacements thereof.

       "Citizens Bank Obligations" means all obligations and indebtedness, including without limitation reimbursement obligations, accrued interest, fees, costs, expenses and other amounts now or hereafter owing by Debtor to Citizens Bank under the Citizens Bank Reimbursement Agreement, or otherwise in connection with the Citizens Bank Letter of Credit, and any and all renewals, amendments, modifications or extensions thereof.

       "Citizens Bank Reimbursement Agreement" means, collectively, the certain Loan and Reimbursement Agreement dated as of November 2, 1990 by and among Debtor, Citizens Bank and Guarantors, as amended by (i) the certain First Amendment and Supplement to Loan and Reimbursement Agreement dated as of November 14, 1990 among the same parties, (ii) the certain Second Amendment and Supplement to Loan and Reimbursement Agreement dated as of April 15, 1991 among the same parties, and (iii) the certain letter dated November 7, 1991 from Citizens Bank to Debtor and Guarantors (excluding Gold Line Services, Inc.), and (iv) the certain Third Amendment and Supplement to Loan and Reimbursement Agreement dated as of March 22, 1995, among the same parties (excluding Gold Line Services, Inc.), and any and all other agreements or instruments between Borrower and Citizens Bank in respect of the Citizens Bank Letter of Credit, and any and all renewals, amendments, modifications, extensions or replacements thereof, respectively, provided, that "Citizens Bank Reimbursement Agreement" does not include any guaranty, pledge agreement, security agreement or other agreement between Citizens Bank and any Guarantor (other than Earl L. Thomas) to which Debtor is not a party and under which neither Debtor nor any of its property are bound.

       "Debtor" means Gold Line Refining, Ltd., a Texas limited partnership with its principal place of business located at 7324 Southwest Freeway, Suite 600, Houston, Texas 77074,

       "Guarantor" means any of Gold Line Services, Inc., a Texas corporation, JWP Capital, Inc., a Texas corporation, Marceline Investors, Inc., a Missouri corporation, Earl L. Thomas (in his capacity as a party to any agreements with Citizens Bank) and wife Rosiland H. Thomas, Jerry W. Porter and wife Mary A. Porter, Don O. Walsworth and wife Audrey Walsworth, and "Guarantors" collectively means all of such parties.

       "NationsBank" means NationsBank of Texas, N.A., a national bank with its principal place of business located at NationsBank Plaza, 901 Main Street, Dallas, Texas 75202.

       "NationsBank Collateral" means all "Collateral" defined in the NationsBank Credit Agreements (which definition hereby is incorporated herein by references, including without limitation all of Debtor's accounts, chattel paper, general intangibles, inventory, equipment, documents and instruments, now owned and hereafter acquired, and all proceeds of any of the foregoing (provided, that notwithstanding the terms of the NationsBank Credit Agreements, as the same may be amended from time to time, for purposes of this Agreement "NationsBank Collateral" does not include any property owned by any Guarantor other than Earl L. Thomas and in which Debtor has no interest).

       "NationsBank Credit Agreements" means the certain Financing and Security Agreement dated on or about even date herewith between NationsBank and Debtor and all "Loan Documents" as defined therein, as the same may be amended, supplemented or extended from time to time.

       "NationsBank Obligations" means all "Obligations" defined in the NationsBank Credit Agreements (which definition hereby is incorporated herein by reference, including without limitation all obligations and indebtedness for loans, accrued interest, fees, costs and expenses under the NationsBank Credit Agreements, as the same may be renewed, modified, or extended (provided, that notwithstanding the terms of the NationsBank Credit Agreements, as the same may be amended from time to time, for purposes of this Agreement "NationsBank Obligations" is limited to NationsBank Obligations owing by Debtor).



                                    Recitals

       It is proposed that Debtor and NationsBank enter into the NationsBank Credit Agreements to establish a credit facility for loans by NationsBank to Debtor, subject to the terms thereof, reference to which is hereby made. The NationsBank Obligations will be secured by continuing security interests granted by Debtor to NationsBank in the NationsBank Collateral.

       In connection with the NationsBank Credit Agreements, NationsBank has required Debtor to deliver to NationsBank the Citizens Bank Letter of Credit, in form satisfactory to NationsBank, as additional credit in support of the credit facilities available to Debtor under the NationsBank Credit Agreement, provided, that all reimbursement and repayment obligations in connection therewith now or hereafter owing by Debtor to the issuer of such letter of credit be subordinated in right of payment and claim to the prior payment and performance in full of the NationsBank Obligations.

       Debtor proposes to deliver to NationsBank the Citizens Bank Letter of Credit.

       As a condition to entering into the NationsBank Credit Agreements, NationsBank has required that the Citizens Bank Obligations be subordinated as provided hereinbelow. Citizens Bank acknowledges that it will benefit from its issuance of the Citizens Bank Letter of Credit and the credit accommodations available to Debtor under the NationsBank Credit Agreements, and has determined that execution of this Agreement is in its best interest.

       NOW THEREFORE, for value consideration, the receipt of which hereby is acknowledged, and in consideration of the mutual benefits and agreements provided herein, Citizens Bank, Debtor and NationsBank hereby agree as follows:



                                       Agreement

       1. Citizens Bank and Debtor each agrees that the Citizens Bank Obligations shall be and hereby are deemed to be fully subordinated in right of payment and claim in favor of the NationsBank Obligations. Until termination of this Agreement, Citizens Bank agrees that it will not request, demand, accept or receive from Debtor, and Debtor agrees that it will not pay or deliver to Citizens Bank, whether by payment, prepayment, setoff or otherwise, any payment, amount, credit or reduction of all or any part of the Citizens Bank Obligations, of any security therefor, except as specifically allowed pursuant to paragraph 2 below.

       2. Notwithstanding any other provision of this Agreement, Debtor may pay to Citizens Bank and Citizens Bank may receive and retain from Debtor Citizens Bank's customary letter of credit fees in consideration of, and reimbursement of reasonable attorneys fees and reimbursable disbursements incurred in connection with, Citizens Bank's issuance of the Citizens Bank Letter of Credit as specifically provided in the Citizens Bank Reimbursement Agreement and provided further, that, subject to paragraph 13, Citizens Bank may accept and receive from any Guarantor (other than Earl L. Thomas) and any Guarantor (other than Earl L. Thomas) may pay and deliver to Citizens Bank, by way of payment, prepayment, set off or otherwise, any payment amount, credit or reduction of any and all Citizens Bank Obligations guaranteed by any such Guarantor, and Citizens Bank may foreclose upon and may pursue any other remedies it may have, at law or in equity, against any Guarantor (other than Earl L. Thomas) and any and all assets and collateral pledged by any such Guarantor to Citizens Bank to secure such Guarantor's guarantee: and Citizens Bank shall have no obligation to pay to NationsBank, or otherwise account to NationsBank, for any such amount.

       3. Until termination of this Agreement, Citizens Bank and Debtor each agrees with NationsBank as follows:

               a. In the event of any liquidation or dissolution of Debtor, whether partial of complete, voluntary or involuntary, by operation of law or otherwise, or in the event of any receivership, insolvency or bankruptcy proceedings by or against Debtor under any bankruptcy or insolvency laws, any and all payments or distributions of any kind or character made by or on behalf of Debtor or its estate, whether in cash, securities, or other property, which thereafter shall be payable or deliverable to Citizens Bank upon or with respect to any portion of the Citizens Bank Obligations shall immediately be paid or delivered directly to NationsBank for application (as liquidated) in reduction of the NationsBank Obligations, whether or not then due or mature, in such manner as NationsBank shall determine in its sole discretion;

                 b. In the event of any bankruptcy or insolvency proceedings or any assignment to or for the benefit of creditors respecting Debtor, or in the event a receiver is appointed for Debtor or its property, NationsBank shall have the right to file a claim in such proceedings respecting it rights under this Agreement, and to collect and receive all distributions that may be declared or become payable under the Citizens Bank Obligations (up until full payment of the NationsBank Obligations).

                 c. Citizens Bank shall not assign or transfer the Citizens Bank Obligations or the Citizens Bank Reimbursement Agreement, or any claim thereunder, unless such assignment or transfer is made by Citizens Bank and accepted by the assignee or transferee expressly in writing expressly subject to this Agreement after prior written notice thereof to NationsBank; and

                 d. Citizens Bank shall not make demand on Debtor under the Citizens Bank Reimbursement Agreement, or file suit to enforce or collect same, without the prior written consent of NationsBank.

         4. Notwithstanding anything to the contrary (if any) as may be provided in the Citizens Bank Reimbursement Agreement, until termination of this Agreement no payment of any Citizens Bank Obligations shall be demanded by Citizens Bank or made by Debtor, except as expressly allowed by paragraph 2 of this Agreement. Any payment of the Citizens Bank Obligations except as expressly allowed by paragraph 2 of this Agreement are expressly prohibited without the prior written consent of NationsBank. Citizens Bank and Debtor agree, and represent to NationsBank, that there are no Citizens Bank Obligations except as evidenced by the Citizens Bank Reimbursement Agreement.

         5. The Citizens Bank Reimbursement Agreement hereby is deemed to be subject to all of the terms and provisions of this Agreement. The execution and delivery by Citizens Bank of this Agreement shall be deemed to amend and supplement the Citizens Bank Reimbursement Agreement to the extent provided herein, provided, that such amendment and supplement shall not inure to the benefit of or be enforceable by any Guarantor. Debtor and Citizens Bank agree that they will not modify, amend, restructure, renew, or otherwise change the Citizens Bank Reimbursement Agreement, or any of the terms thereof, or the obligations evidenced thereby, without the prior written consent of NationsBank, other than amendments that do not change the terms of payment or increase the amount of Debtor's obligations or the extent of Citizens Bank's interests thereunder, it being understood that all of such amended or changed terms shall remain subject to the terms of this Agreement.

         6. Citizens Bank and Debtor each agrees that NationsBank's continuing rights in and to the NationsBank Collateral are and shall be first, senior and prior to any rights now or hereafter claimed by Citizens Bank with respect to any property included therein. Any and all security interests, liens, mortgages, or other rights now or hereafter claimed by Citizens Bank with respect to any of such property shall be and hereby are expressly subordinated and made junior to any and all security interests, liens, mortgages, or rights now or hereafter claimed by NationsBank with respect to the NationsBank Collateral. Citizens Bank represents that it has no interest in the NationsBank Collateral other than as provided by the Citizens Bank Reimbursement Agreement as the same exists as of the effective date of this Agreement, and Debtor and Citizens Bank each agrees that Debtor hereafter shall not grant to Citizens Bank any additional security interest, lien or other interest in any property included within the NationsBank Collateral without the prior written consent of NationsBank.

         7. Until termination of this Agreement Citizens Bank agrees that it will not (i) take any action to foreclose, repossess, marshal, control, or exercise remedies with respect to any property included within the NationsBank Collateral, or take any other action with respect to Debtor or any of its property which could reasonably be expected to interfere with the daily operation of Debtor's business or (ii) make any contact or communications, directly or indirectly (including but not limited to notification or confirmation) with any account debtor or obligor on any accounts, chattel paper, instruments, general intangibles or other property included within the NationsBank Collateral, without the prior written consent of NationsBank. Citizens Bank agrees that if it from time to time comes into possession of any payments, distributions, property, security, or proceeds in respect of obligations owing by any such account debtors, all of such amount shall be held in trust for the benefit of NationsBank and shall be paid forthwith to NationsBank for the account of Debtor.

         8. In the event any payment, prepayment, distribution, instruments, checks or other items, property or security, or proceeds thereof, at any time is received by Citizens Bank from Debtor, or in respect of any property of Debtor, in respect of the Citizens Bank Obligations other than as expressly allowed pursuant to paragraph 2 above, Citizens Bank agrees forthwith to deliver same to NationsBank in the form received, with any necessary endorsement or assignment by Citizens Bank (without recourse, which Citizens Bank agrees to provide upon request by NationsBank), for application in reduction of the NationsBank Obligations, whether or not due or mature, and until so delivered, the same shall be held in trust by Citizens Bank for the benefit of NationsBank as the property of NationsBank, for the account of Debtor. In the absence of any necessary endorsement or assignment by Citizens Bank, NationsBank is irrevocably appointed as attorney-in-fact with full power of substitution, coupled with an interest, with full authority for the limited purpose to make any such endorsement or assignment on behalf of Citizens Bank as may be necessary to collect or enforce same (provided, that it is agreed that any such endorsement or assignment shall be deemed to be without recourse against, or warranty by, Citizens Bank).

         9. It is understood and agreed that NationsBank may release any person or entity now or hereafter liable upon any of the NationsBank Obligations, or permit substitutions, withdrawals or release of any of the NationsBank Collateral or any other security or collateral at any time securing same, or renew, extend or accept partial payments upon any of the NationsBank Obligations, or amend or modify the terms of any instrument or agreement evidencing or securing same, or any part thereof, in such manner and at such times from time to time, as NationsBank may determine in its sole discretion, without notice to or consent from Citizens Bank and without in any manner impairing the rights and obligations under this Agreement. NationsBank shall not at any time be required to institute suit or exercise or exhaust remedies against any person or entity obligated to pay any of the NationsBank Obligations, or against the NationsBank Collateral, the Citizens Bank Letter of Credit or any other security or credit support for the NationsBank Obligations, prior to exercising its rights or receiving the benefits of this Agreement. NationsBank shall be entitled to exercise and pursue rights and remedies, or defer or refrain from exercising same, from time to time, in such order and in such manner as NationsBank may determine in its sole discretion.

         10. The subordinations and priorities specified in this Agreement are applicable irrespective of the validity or the time or order of attachment or perfection of the security interests referred to herein, the time or order of filing of financing statements, the acquisition of purchase money or other security interests, or the time of giving or failure to give notice with respect to any purchase money or other security interests. Without limiting the foregoing, Citizens Bank agrees that, contemporaneously upon execution hereof, Citizens Bank shall deliver to NationsBank for filing an executed UCC-3 statement of amendment relative to each presently effective financing statement maintained by Citizens Bank covering any property included within the NationsBank Collateral, therein expressly stating as follows:

         "Secured Party's rights under the above referenced financing statement, and all interests claimed by Secured Party in the collateral described therein, are subordinate to the interests of NationsBank of Texas, N.A. as provided by the certain Subordination and Standby Agreement dated March 22, 1995 among Debtor, Secured Party NationsBank of Texas, N.A. (as may be amended from time to time), reference to which hereby is made."

         11. This Agreement is an irrevocable and continuing agreement of subordination, and NationsBank may continue to rely upon same in lending money, extending credit, and making other financial accommodations to or for the account of Debtor, without notice to Citizens Bank, pursuant to the terms of any agreements now or hereafter existing between NationsBank and Debtor.

         12. Debtor and NationsBank agree that, to the extent allowed by law, Citizens Bank shall be subrogated to all rights of NationsBank in respect of the NationsBank Obligations and the NationsBank Collateral to the extent of payments, if any, recovered by NationsBank from claims owing by Debtor to Citizens Bank as provided by paragraph 3(a) and paragraph 3(b), provided that Citizens Bank shall have no right to pursue or enforce any such subrogation rights, or demand or receive any payments in respect thereof, until termination of this Agreement, subject to the provisions of paragraph 15, and provided further, that NationsBank makes no representations or warranties in respect of the NationsBank Obligations, the NationsBank Collateral, Citizens Bank's subrogation rights, if any, or the priority thereof, in respect of any person.

         13. Citizens Bank and Debtor each agrees that all obligations and indebtedness now or hereafter owing to Citizens Bank by Earl L. Thomas (Earl Thomas) or any other person or entity serving as general partner of Debtor shall be and hereby are deemed to be fully subordinated in right of payment and claim in favor of the NationsBank Obligations. Until termination of this Agreement, Citizens Bank agrees that it will not request, demand, accept or receive from Earl Thomas or any such other person or entity serving as general partner of Debtor, whether by payment, prepayment, suit, setoff or otherwise, any payment, amount, credit or reduction of, or in respect of, all or any part of such obligations and indebtedness owing to Citizens Bank, or the Citizens Bank Obligations, or any security therefor. Until termination of this Agreement Citizens Bank agrees that it will not take any action to foreclose, repossess, marshal, control, or exercise remedies with respect to any property (including without limitation the general partner interest) now or hereafter owned by Earl Thomas or any other person or entity serving as general partner of Debtor, or take any other action with respect to Earl Thomas or such other person or entity which could reasonably be expected to interfere with the daily operation of Debtor's business. Subject to the foregoing, however, nothing in this Agreement shall restrict the rights and remedies of Citizens Bank against any Guarantor other than Earl Thomas who is not now or hereafter a general partner of Debtor.

         14. Any notice or demand by one party to another under this Agreement shall be in writing and shall be deemed made and received upon delivery (via personal delivery, courier, telecopy or other electronic transmission) to the address specified below, or on the third day following deposit in the United States mail, postage prepaid, addressed as specified below:

         Citizens Bank:

               Citizens Bank and Trust Company
               700 Jackson
               Chillicothe, Missouri 64601-0050
               Attention:  Mr. Edward Douglas, President

         Debtor:

               Gold Line Refining, Ltd.
               7324 Southwest Freeway
               Suite 600, Houston, Texas 77074
               Attention:  Mr. Earl Thomas, General Partner

         NationsBank:

               NATIONSBANK OF TEXAS, N.A.
               P.O. Box 830732
               Dallas, TX 75283-0732
               Attn:  Business Credit/Regional Manager--URGENT

               Address for hand delivery:

               NATIONSBANK OF TEXAS, N.A.
               NationsBank Plaza, 6th Floor
               901 Main Street
               Dallas, TX
               Attn:  Business Credit/Regional Manager--URGENT

         15. This Agreement shall terminate upon payment in full of the NationsBank Obligations and termination of the NationsBank Credit Agreements; provided however, that in the event, following any such termination, any amount previously applied in reduction of the NationsBank Obligations is subsequently set aside, avoided, declared invalid or recovered by Borrower or any trustee or in bankruptcy, or in the event NationsBank is otherwise required to refund or repay any such amount pursuant to any applicable law, then the NationsBank Obligations, and all rights of NationsBank under the NationsBank Credit Agreements, shall automatically be deemed to be reinstated to the extent of such amount and the same shall continue to be secured by the NationsBank Collateral as if such amount had not been so applied; and in such event, all rights and obligations under this Agreement shall likewise be reinstated and, until such amount has been recovered by NationsBank, all amounts, if any, received by Citizens Bank in respect of the Citizens Bank Obligations after such termination likewise shall be governed by the provisions of this Agreement as if the same had not been terminated.

         16. No waiver shall be deemed to have been made by NationsBank of any of its rights hereunder unless such waiver is in writing and signed by NationsBank, and any such written waiver shall be limited to the specific instance specified therein. The rights of NationsBank hereunder are cumulative of all other rights of NationsBank under any other agreement with Debtor and Citizens Bank, respectively, or as otherwise provided by law,

         17. If any provision of this Agreement is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement.

         18. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective assignees, transferees, and successors. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         19. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same instrument. A telecopy of any such executed counterpart shall be deemed valid as an original.

         20. This Agreement is binding upon, and is solely for the benefit of, NationsBank, Citizens Bank and Debtor, and their respective successors and assigns and no other person shall have any rights or benefits under this Agreement.





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
         Signed effective as of the 22nd day of March, 1995.



                                  NATIONSBANK OF TEXAS, N.A.

                                  By:     /s/Dan Lane
                                          ------------------------------------
                                          Dan Lane
                                          Vice President


                                  CITIZENS BANK AND TRUST COMPANY

                                  By:     /s/Edward D. Douglas
                                          ------------------------------------
                                          Edward D. Douglas
                                          President


                                  GOLD LINE REFINING, LTD.

                                  By:     /s/Earl Thomas
                                          ------------------------------------
                                          Earl Thomas, General Partner





THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

         BEFORE ME, the undersigned authority, on this day personally appeared Dan Lane, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NATIONSBANK OF TEXAS, N.A. and that he executed the same for the purposes and considerations therein expressed.

       GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 22nd day of March, 1995.



                                         /s/Sherri D. Bender
                                         ------------------------------------
                                         NOTARY PUBLIC IN AND FOR
                                         THE STATE OF TEXAS

My Commission Expires:

- ------------------------------------
                                          /s/Sherri D. Bender
                                          [STAMP]
                                          Notary Public, State of Texas,
                                          My Commission Expires 03/14/96
                                          ------------------------------------
                                          Printed Name






THE STATE OF MISSOURI )
                      )
COUNTY OF LIVINGSTON  )

         BEFORE ME, the undersigned authority, on this day personally appeared Edward D. Douglas, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Citizens Bank and Trust Company and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 20th day of March,
1995.




                                        /s/Rosemary Beck
                                        ------------------------------------
                                        NOTARY PUBLIC IN AND FOR
                                        THE STATE OF MISSOURI

My Commission Expires:

May 10, 1996
- -------------------------
                                        Rosemary Beck
                                        ------------------------------------
                                        (Printed Name of Notary)

THE STATE OF TEXAS )
                   )
COUNTY OF DALLAS   )

         BEFORE ME, the undersigned authority, on this day personally appeared Earl Thomas, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Gold Line Refining, Ltd. and that he executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 22 day of March, 1995.


                                         /s/Sherri D. Bender
                                         -------------------------------
                                         NOTARY PUBLIC IN AND FOR
                                         THE STATE OF TEXAS


My Commission Expires:

- -------------------------

                                         [STAMP]
                                         Notary Public, State of Texas,
                                         My Commission Expires 03/14/96
                                         ------------------------------------
                                         Printed Name

                         THIRD AMENDMENT AND SUPPLEMENT
                                     TO THE
                        LOAN AND REIMBURSEMENT AGREEMENT


                 THIS THIRD AMENDMENT AND SUPPLEMENT TO THE LOAN AND REIMBURSEMENT AGREEMENT (this "Third Amendment"), dated as of March 22, 1995, is made by and among Gold Line Refining, Ltd., a Texas limited partnership (the "Borrower"), JWP Capital, Inc., a Texas corporation ("JWP"), Marceline Investors, Inc., a Missouri corporation ("Marceline"), Earl L. and Rosiland H. Thomas, husband and wife (both singularly and collectively, "Thomas"), Jerry W. and Mary A. Porter, husband and wife (both singularly and collectively, "Porter"), Don O. and Audrey H. Walsworth, husband and wife (both singularly and collectively, "Walsworth") (JWP, Marceline, Thomas, Porter and Walsworth are collectively referred to herein as the "Guarantors"), and Citizens Bank and Trust Company, a Missouri bank (the "Bank").

                                   RECITALS:

                 A. The Borrower, the Guarantors, Gold Line Services, Inc., a Texas corporation ("Gold Line Services"), and the Bank are parties to the Loan and Reimbursement Agreement, dated as of November 2, 1990 (the "Original Agreement"), as amended and supplemented by (i) the First Amendment and Supplement to Loan and Reimbursement Agreement, dated November 14, 1990 (the "First Amendment"), by and among the Borrower, the Guarantors, Gold Line Services and the Bank, (ii) the Second Amendment and Supplement to the Loan and Reimbursement Agreement, dated as of April 15, 1991 (the "Second Amendment"), by and among the Borrower, the Guarantors, Gold Line Services and the Bank, and
(iii) that certain letter, dated November 7, 1991 (the "Letter Supplement"), from the Bank to the Borrower and the Guarantors.

                 B. The Borrower, the Guarantors and the Bank now desire to enter into this Third Amendment to amend and supplement the Original Agreement, as previously amended and supplemented to date (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Letter Supplement and this Third Amendment, is referred to herein as the "Agreement").

                 C. The Borrower has entered or is about to enter into with NationsBank of Texas, N.A., a national bank ("NationsBank"), a Financing and Security Agreement, dated on or about even date herewith (collectively, including all "Loan Documents" as defined therein, the "NationsBank Credit Agreements"), pursuant to which the Borrower will obtain up to $15 million in new financing from NationsBank.

                 D. The Borrower has entered or is about to enter into with MG Trade Finance Corp. ("MG") certain amended instruments and agreements evidencing existing loans to the Borrower, each dated on or about even date herewith (collectively, the "Amended MG Agreements"), to facilitate the execution and delivery of the NationsBank Credit Agreements.

                 E. The Borrower, the Guarantors and the Bank now desire to amend and supplement (i) the Original Agreement, as previously amended and supplemented to date, (ii) the Security Agreement, as previously amended and supplemented to date, and (iii) the Thomas Security Agreement, as previously amended and supplemented to date, to facilitate the execution and delivery of the NationsBank Credit Agreements, on the terms and subject to the conditions set forth herein.

                 F. The Borrower desires to have the Bank issue, and the Bank is willing to issue, an irrevocable standby letter of credit, in the principal amount of $1,700,000, in favor of NationsBank, for the account of the Borrower, substantially in the form attached hereto as Exhibit A (the "NationsBank Additional Letter of Credit"), on the terms and subject to the conditions set forth herein.

                 G. The Borrower desires to have the Bank enter into, and the Bank is willing to enter into, a Subordination and Standby Agreement with NationsBank, substantially in the form attached hereto as Exhibit B (the "NationsBank Subordination Agreement"), on the terms and subject to the conditions set forth herein.

                 H. The Borrower desires to have the Bank enter into, and the Bank is willing to enter into, a third letter agreement with MG and American International Refinery, Inc. ("AIRI"), substantially in the form attached hereto as Exhibit C (the "Third MG Letter Agreement"), on the terms and subject to the conditions set forth herein.

                                   AGREEMENT

                 ACCORDINGLY, in consideration of the premises set forth above, the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meaning given to each such term in the Original Agreement, as previously amended and supplemented to date.

                 2.       NationsBank Additional Letter of Credit.

                 (a) Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank will (i) execute and issue the NationsBank Additional Letter of Credit in favor of NationsBank for the account of the Borrower and (ii) deliver the NationsBank Additional Letter of Credit to NationsBank.

                 (b) The Borrower and the Guarantors hereby acknowledge and agree that the NationsBank Additional Letter of Credit is an "Additional Letter of Credit," as contemplated by Section 3.1(b) of the Agreement, and as such is subject to all of the terms and conditions of the Agreement.

                 3. NationsBank Subordination Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank shall execute and deliver to NationsBank the NationsBank Subordination Agreement.

                 4. Third MG Letter Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank shall execute and deliver to MG the Third MG Letter Agreement.

                 5. Amendment of the Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Borrower, the Guarantor and the Bank hereby amend and supplement the Original Agreement, as previously amended and supplemented to date, to provide that notwithstanding the terms and provisions of any representation, warranty, covenant, Default or Event of Default, condition or other term or provision in the Agreement:

                 (a) the execution and delivery by the Borrower of the NationsBank Credit Agreements and the Amended MG Agreements, and the performance by the Borrower of its obligations under the NationsBank Credit Agreements and the Amended MG Agreements, shall not be, or result in, a breach of any representation, warranty or covenant, or any Default or Event of Default, under the Agreement, and this paragraph 5 shall supersede and take precedence over any representation, warranty, covenant, Default or Event of Default, condition or other term or provision in the Agreement otherwise inconsistent herewith, and

                 (b) the Bank expressly consents to, and irrevocably waives any Default or Event of Default which, but for this paragraph 5, might have resulted from, the execution and delivery of the NationsBank Credit Agreements or the Amended MG Agreements, or the performance by the Borrower of its obligations under the NationsBank Credit Agreements or the Amended MG Agreements, or both.

                 6. Additional Amendments to the Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Borrower, the Guarantors and the Bank further agree to amend and supplement the Original Agreement, as previously amended and supplemented to date, as follows:

                 (a) Section 1.1 is hereby amended by deleting the definition of the term "Letter of Credit" the first time it appears in such section (but retaining the definition of such term the second time it appears in such section).

                 (b)      Section 6.10 is hereby deleted in its entirety.

                 (c)      Section 7.4 is hereby amended by deleting said
Section 7.4 in its entirety and replacing it with the following:

                          Section 7.4.     Distributions to Partners.

                          (a) The Borrower shall not make any distributions with respect to, or redeem or otherwise acquire, any general or limited partnership interest (i) except as expressly set forth in Section 7.4(b), without the prior written consent of the Bank or (ii) which would be in violation of the Borrower's covenant (the "NationsBank Capital and Surplus Retention Covenant") with NationsBank set forth in Section 6.23 of the NationsBank Credit Agreements.

                          (b) Without the prior written consent of the Bank, during any fiscal year the Borrower may make periodic cash distributions to the partners in an amount not greater in the aggregate than 40% of the Borrower's year to date net income to be used by the partners solely for the payment of federal and state income taxes.

                 (d) Section 8.1 is amended by adding the word "or" at the end of subsection 8.1(m), and inserting after such subsection (m) and prior to the flush language immediately following such subsection (m) the following new subsection:

                          (n) An Event of Default (as defined in the NationsBank Credit Agreements) shall be declared by NationsBank under the NationsBank Credit Agreements.

                 7. Amendment of the Security Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank and the Borrower hereby amend and supplement the Security Agreement, as previously amended and supplemented to date, to provide that, notwithstanding the terms and provisions of any representation, warranty, covenant, default or event of default, condition or other term or provision in the Security
Agreement:

                 (a) the execution and delivery by the Borrower of the NationsBank Credit Agreements and the Amended MG Agreements, and the performance by the Borrower of its obligations under the NationsBank Credit Agreements and the Amended MG Agreements, shall not be, or result in, a breach of any representation, warranty, covenant, or any default or event of default, under the Security Agreement, and this paragraph 7 shall supersede and take precedence over any representation, warranty, covenant, default or event of default, condition or other term or provision in the Security Agreement otherwise inconsistent herewith; and

                 (b) the Bank expressly consents to, and irrevocably waives any default or event of default under the Security Agreement which, but for this paragraph 7, might have resulted from, the execution and delivery of the NationsBank Credit Agreements or the Amended MG Agreements, or the performance by the Borrower of its obligations under the NationsBank Credit Agreements or the Amended MG Agreements, or both.

                 8. Amendment of the Thomas Security Agreement. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank and Thomas hereby amend and supplement the Thomas Security Agreement, as previously amended and supplemented to date, to provide that, notwithstanding the terms and provisions of any representation, warranty, covenant, default or event of default, condition or other term or provision in the Thomas Security Agreement:

                 (a) the execution and delivery by Thomas of the NationsBank Credit Agreements and the Amended MG Agreements, and the performance by Thomas of his obligations under the NationsBank Credit Agreements and the Amended MG Agreements, shall not be, or result in, a breach of any representation, warranty, covenant, or any default or event of default, under the Security Agreement, and this paragraph 8 shall supersede and take precedence over any representation, warranty, covenant, default or event of default, condition or other term or provision in the Thomas Security Agreement otherwise inconsistent herewith, and

                 (b) the Bank expressly consents to, and irrevocably waives any default or event of default under the Thomas Security Agreement which, but for this paragraph 8, might have resulted from, the execution and delivery of such NationsBank Credit Agreements or the Amended MG Agreements, or the performance by Thomas of his obligations under such NationsBank Credit Agreements or the Amended MG Agreements, or both.

                 9. Waiver of Defaults. Upon satisfaction of the conditions set forth in paragraph 13 of this Third Amendment, the Bank hereby waives any and all Defaults and Events of Default which may exist on the date hereof; provided, however, that the Bank does not waive any Default or Event of Default which would also be (or with the giving of notice or the passage of time, or both, would become) an Event of Default (as defined in the NationsBank Credit Agreements) under the NationsBank Credit Agreements.

                 10. Certain Representations and warranties. The Borrower hereby makes to the Bank each and every representation and warranty made by the Borrower to NationsBank in the NationsBank Credit Agreements (the "NationsBank Representations and warranties"), and acknowledges and confirms that the NationsBank Representations and Warranties are representations and warranties made in the Agreement and are subject to Section 8.1(g) of the Agreement.

                 11.      Affirmations by the Borrower and the Guarantors.

                 (a) The Borrower hereby expressly represents, warrants, covenants and agrees that the Agreement and each of the Security Documents, in each case as previously amended and supplemented to date, is and remains a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; subject, however, to the provisions of this Third Amendment and the agreements contemplated hereby.

                 (b) Each of the Guarantors hereby expressly represents, warrants, covenants and agrees that the Agreement and each Guaranty Document to which such Guarantor is a party, in each case as previously amended and as supplemented to date, is and remains a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms; subject, however, to the provisions of this Third Amendment and the agreements contemplated hereby.

                 12. Consents of the Borrower and the Guarantors. The Borrower and each of the Guarantors hereby expressly consents and agrees to:

                 (a) the execution and delivery by the Borrower of the NationsBank Credit Agreements;

                 (b) the execution and delivery by the Borrower of the Amended MG Agreements; and

                 (c)     the execution and delivery by the Bank of:

                         (1)      the NationsBank Additional Letter of Credit;

                          (2)      the NationsBank Subordination Agreement; and

                          (3)      the Third MG Letter Agreement.

                 13. Conditions Precedent. The Bank shall have no obligations under this Third Amendment unless and until the following conditions have been met:

                 (a) the Bank shall have received copies of this Third Amendment executed by the Borrower and each of the Guarantors;

                 (b) the Bank shall have received a copy of the NationsBank Subordination Agreement duly executed by NationsBank;

                 (c) the Bank shall have received a copy of the Third MG Letter Agreement duly executed by MG and AIRI;

                 (d) the NationsBank Credit Agreements shall have been duly executed and delivered by all parties thereto;

                 (e) the Borrower shall have paid or caused to be paid to the Bank the Bank's customary letter of credit fees, as provided in Section 3.2 of this Agreement, and all attorneys' fees and other expenses reasonably incurred by the Bank in connection with the negotiation, drafting, execution and delivery of this Third Amendment and the transaction documents completed hereby;

                 (f) the Borrower shall have physically delivered and surrendered, or caused MG to have physically delivered and surrendered, to the Bank, the original Letter of Credit (Number 005056), originally dated November 18, 1990, issued by Commerce Bank of Kansas City, N.A. ("Commerce Bank"), for the joint account of the Borrower and the Bank and for the benefit of MG, in the original face amount of $2,500,000 (the "Commerce Letter of Credit"), with a remaining undrawn balance of $1,700,000, together with such releases and other documentation as Commerce Bank may reasonably request in order to effect the cancellation of the Commerce Letter of Credit; and

                 (g) the Borrower shall have executed and delivered to this Bank such additional documents and instruments as the Bank may reasonably request to evidence and consummate the transactions contemplated by this Third Amendment.

                 14. Governing Law. This Third Amendment and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Missouri.

                 15. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Third Amendment by signing any such counterpart.

                 16. Execution and Delivery Via Facsimile. The parties hereto agree that the Borrower and each Guarantor may execute and deliver this Third Amendment by executing an original or a facsimile copy of this Third Amendment and transmitting such executed copy via facsimile to the Bank at 816-646-5594, Attn: Edward D. Douglas. Each party that transmits an executed copy of this Third Amendment to the Bank via facsimile agrees (i) to be bound by the terms of this Third Amendment upon the Bank's receipt of such facsimile and (ii) to promptly deliver a hard copy of the executed copy of this Third Amendment to the Bank via courier for next day delivery.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date first above written.



                                    GOLD LINE REFINING, LTD.


                                    By:   /s/ Earl L. Thomas
                                          ------------------------------------
                                          Name:       Earl L. Thomas
                                          Title:      General Partner

                                    JWP CAPITAL, INC.


                                    By:   /s/ Jerry W. Porter
                                          ------------------------------------
                                          Name:       Jerry W. Porter
                                          Title:      President


                                    MARCELINE INVESTORS, INC.


                                    By:
                                          ------------------------------------
                                          Name:       Don O. Walsworth
                                          Title:      President

                                    /s/ Frank L. Thomas
                                    ------------------------------------------
                                    Earl L. Thomas


                                    /s/ Rosiland H. Thomas
                                    ------------------------------------------
                                    Rosiland H. Thomas

                                    /s/ Jerry W. Porter
                                    ------------------------------------------
                                    Jerry W. Porter

                                    /s/ Mary A. Porter
                                    ------------------------------------------
                                    Mary A. Porter

                                    /s/ Don O. Walsworth
                                    ------------------------------------------
                                    Don O. Walsworth

                                    /s/ Audrey H. Walsworth
                                    ------------------------------------------
                                    Audrey H. Walsworth


                                    CITIZENS BANK AND TRUST COMPANY

                                    By:   /s/ Edward D. Douglas
                                          ------------------------------------
                                          Name:       Edward D. Douglas
                                          Title:      President